Leases	12 Months Ended
Dec. 31, 2022
Presentation of leases for lessee [abstract]
Leases
29.
Leases

Leases, where the Group is a lessee, are related to leased office spaces and car parking spaces. Contracts may contain both lease and non-lease components. The Group has elected not to separate lease and non-lease components and instead accounts for these as a single lease component as the non-lease components are not material to the arrangement.

Rental contracts are typically made for fixed periods of 12 months to 5 years. Any extension options in these leases have not been included in the lease liability, because both parties to the lease agreement must mutually agree to the extension. In addition, periods after termination options are only included in the lease term if the lease is reasonably certain not to be terminated. The Group does not have an option to purchase these leased assets at the expiration of the lease periods.

The consolidated statements of financial position show the following amounts relating to the ROU assets and lease liabilities:

	As of December 31,
In thousands of USD	2022	2021	2020
Office spaces	159	291	114
Total ROU assets	159	291	114

There were no additions to the right-of-use assets during the 2022 (2021: USD 315 thousand) (2020: no additions).

	As of December 31,
In thousands of USD	2022	2021	2020
Current	137	134	112
Non-current	23	158	4
Total lease liabilities	160	292	116

Amounts recognized in the profit or loss

	For the year ended December 31,
In thousands of USD	2022	2021	2020
Depreciation expense of ROU assets(ii)	131	134	146
Interest expense(i)	2	—	2
Expense relating to short-term leases(ii)	100	63	43
Expense relating to low-value leases(ii)	3	2	2
Total	236	199	193

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(i)
Included in Financial expense
(ii)
Included in General and administrative expenses

The total cash outflow for leases in 2022 was USD 234 thousand (2021: USD 199 thousand) (2020: USD 193 thousand).